UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

CHINA AUTO LOGISTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34393	98-065797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone

Tianjin Province, The People’s Republic of China 300461

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 29, 2018, China Auto Logistics Inc. (the “Company”) received notification from the Listing Qualifications Department of The Nasdaq Stock Market, Inc. (“Nasdaq”) that, as a result of the Company’s inability to file its Quarterly Report on Form 10-Q for the period ended March 31, 2018 (the “Form 10-Q”) and, as previously disclosed, its Annual Report on Form 10-K for the period ended December 31, 2017 (the “Form 10-K”) by the expiration of the applicable extension periods under Rule 12b-25 promulgated under the Securities Exchange Act of 1934, as amended, the Company does not comply with the timely filing requirements for continued listing under Rule 5250(c)(1) of the Nasdaq Listing Rules (the “Rules”).

As previously disclosed in a Current Report on Form 8-K filed on April 13, 2018, the Company has until June 11, 2018, to submit a plan to regain compliance with the Rules (a “Plan”) and, if the Plan is accepted by Nasdaq, then Nasdaq may grant an extension until October 15, 2018 for the Company to regain compliance. If Nasdaq does not accept the Plan, then the Company may appeal such decision to a Nasdaq Hearings Panel.

As disclosed in a Current Report on Form 8-K filed on April 10, 2018, the Audit Committee of the Company’s Board of Directors has initiated an independent investigation, which investigation is the reason for the Company’s inability to timely file its Form 10-K and Form 10-Q. The Company intends to fully cooperate with the investigation and, once completed, file the Form 10-K and the Form 10-Q as soon as practicable thereafter. The Company also intends to submit a Plan to Nasdaq within the time period set forth above, including details on the investigation and its results, and take any other steps necessary to regain compliance with the Rules.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2018

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name:	Tong Shiping
Title:	President and Chief Executive Officer

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